Exhibit 99.4

 MERGER WITH FENTURA FINANCIAL, INC.  TRANSACTION OVERVIEW  JULY 25, 2024

 2  FORWARD-LOOKING STATEMENTS  This presentation contains forward-looking statements within the meaning of the federal securities laws relating to the proposed merger with Fentura Financial, Inc. (“Fentura”) by ChoiceOne Financial Services, Inc. (“ChoiceOne” or “COFS”), the integration of Fentura with ChoiceOne, the combination of their businesses and projected or pro forma financial information and metrics. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectations of ChoiceOne and Fentura and members of their respective directors and senior management teams. Investors and security holders are cautioned that such statements are predictions, are not guarantees of future performance and actual events or results may differ materially. Completion of the proposed merger, expected financial results or other plans are subject to a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond ChoiceOne's control.  Additional risks and uncertainties may include, but are not limited to, the risk that expected cost savings, revenue synergies and other financial benefits from the proposed merger may not be realized or take longer than expected to realize, the failure to obtain required regulatory or shareholder approvals, the failure of the closing conditions in the merger agreement to be satisfied or any unexpected delay in closing the transaction.  For further information regarding these risks and uncertainties and additional factors that could cause results to differ materially from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Annual Report on Form 10-K for the most recently ended fiscal year of ChoiceOne, as well as the proxy statement/prospectus described below, and other documents subsequently filed by ChoiceOne with the Securities and Exchange Commission. Due to these and other possible uncertainties and risks, ChoiceOne can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Forward-looking statements are based on information currently available to ChoiceOne and Fentura, and the parties assume no obligation and disclaim any intent to update any such forward-looking statements. All forward-looking statements, express or implied, included in the presentation are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  In addition to results presented in accordance with GAAP, this presentation includes certain non-GAAP financial measures. ChoiceOne believes these non-GAAP financial  measures provide additional information that is useful to investors in helping to understand underlying financial performance and condition and trends of ChoiceOne.  Non-GAAP financial measures have inherent limitations. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, non-GAAP measures are used as comparative tools, together with GAAP measures, to assist in the evaluation of operating performance or financial condition. These measures are also calculated using the appropriate GAAP or regulatory components in their entirety and are computed in a manner intended to facilitate consistent period-to-period comparisons. ChoiceOne’s method of calculating these non-GAAP measures may differ from methods used by other companies. These non-GAAP measures should not be considered in isolation or as a substitute or an alternative for those financial measures prepared in accordance with GAAP or in-effect regulatory requirements. Numbers in this presentation may not sum due to rounding.  Where non-GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in this presentation.

 3  IMPORTANT INFORMATION FOR INVESTORS AND SECURITY HOLDERS  This communication is being made in respect of the proposed merger transaction involving ChoiceOne and Fentura. This material is not a solicitation of any vote or approval of the ChoiceOne or Fentura shareholders and is not a substitute for the proxy statement/prospectus or any other documents that ChoiceOne and Fentura may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.  The proposed merger transaction will be submitted to the shareholders of ChoiceOne and Fentura for their consideration. In connection therewith, ChoiceOne intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4, which will include the proxy statement of ChoiceOne and Fentura that also will constitute a prospectus of ChoiceOne (the “proxy statement/prospectus”), as well as other relevant documents concerning the proposed transaction. However, such materials are not currently available. The proxy statement/prospectus will be mailed to the shareholders of ChoiceOne and Fentura when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHOICEONE, FENTURA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Shareholders are also urged to  carefully review and consider ChoiceOne’s public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Investors and security holders may obtain free copies of the proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about ChoiceOne or Fentura and/or the proposed transaction, once such documents are filed with the SEC, at the SEC’s  website at www.sec.gov. In addition, copies of the documents filed with the SEC by ChoiceOne, including the proxy statement/prospectus and the SEC filings that will be  incorporated by reference in the proxy statement/prospectus, will be available free of charge on the ChoiceOne’s website at www.choiceone.bank under the heading “Investor Relations” or by contacting Adom Greenland, Chief Financial Officer at (616) 887-7366.  Participants in the Solicitation  ChoiceOne, Fentura and certain of their respective directors, executive officers and other members of management and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of ChoiceOne is set forth in its proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 11, 2024, its annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 13, 2024, and in other documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

 4  Our vision is to be the best bank in Michigan.  Our mission is to provide superior service, quality advice, and show utmost respect to everyone we meet.

COMBINED FRANCHISE OVERVIEW

LOGICAL MARKET EXPANSION[1]

$4.3B	$2.9B	$3.6B
Assets	Loans	Deposits

EXPANDED MICHIGAN FRANCHISE

56
Locations

#3
Largest Public Bank HQ'd in Michigan

EXPECTED STRONG PROFITABILITY[2]

>1.30%	>20%	>30%
2025 ROAA	2025 ROATCE	2025 EPS Accretion



Traverse City
Oscoda
Cadillac
Lake Michigan
MICHIGAN
Lansing
Kalamazoo
Ann Arbor
Detroit
Toledo
South Bend

ChoiceOne Financial Services, Inc. — 35 Locations

FENTURA Financial, Inc. — 21 Locations

Source: S&P Capital IQ Pro; locations include branches and loan production offices
1 Financials are projected at closing. For illustrative purposes, assumes transaction closes on January 1, 2025
2 Projections assume cost savings 75% phased-in, excludes one-time deal costs and includes the $30.0 million gross common stock offering announced simultaneously with the announcement of the proposed merger (excluding any exercise of the underwriter's overallotment option to purchase additional shares)

5

OVERVIEW OF FENTURA FINANCIAL, INC.

- OTCQX:FETM
- Headquartered in Fenton, Michigan
- Subsidiary Bank: The State Bank
- 20 branches and one loan production center located in the following Michigan counties: Genesee, Ingham, Jackson, Livingston, Oakland, Saginaw, and Shiawassee

5-Year Assets CAGR:	13.4%[1]
5-Year Median Core ROAA:	1.24%[1]
5-Year Median Core ROATCE:	13.97%[1,3]

BALANCE SHEET | *AS OF 6/30/2024*

$1.8B	$1.5B	$1.4B	7.7%
Assets	Loans	Deposits	TCE / TA[3]

MICHIGAN DEPOSIT MARKET SHARE (TOP 25)[2]

Rank	Institution (State)	Locations	Deposits in Market ($000)	Market Share (%)
1	JPMorgan Chase & Co. (NY)	177	68,496,222	23.38
2	Huntington Bancshares Inc. (OH)	303	36,512,646	12.46
3	Comerica Inc. (TX)	161	33,117,138	11.30
4	Bank of America Corporation (NC)	76	30,838,488	10.53
5	The PNC Finl Svcs Grp (PA)	129	23,048,512	7.87
6	Fifth Third Bancorp (OH)	165	20,144,609	6.88
7	New York Community Bancorp (NY)	114	13,747,562	4.69
8	Citizens Financial Group Inc. (RI)	68	6,764,570	2.31
9	Independent Bank Corp. (MI)	59	4,557,023	1.56
10	Mercantile Bank Corp. (MI)	43	3,775,809	1.29
	Pro Forma	56	3,476,428	1.19
11	Northpointe Bancshares Inc. (MI)	1	3,037,034	1.04
12	First National Bancshares Inc. (MI)	3	2,955,877	1.01
13	First Merchants Corp. (IN)	33	2,777,625	0.95
14	Arbor Bancorp Inc. (MI)	18	2,485,544	0.85
15	Wintrust Financial Corp. (IL)	29	2,329,925	0.80
16	ChoiceOne Financial Services (MI)	35	2,096,414	0.72
17	Old National Bancorp (IN)	20	1,744,002	0.60
18	Horizon Bancorp Inc. (IN)	26	1,743,613	0.60
19	Isabella Bank Corporation (MI)	30	1,729,595	0.59
20	Northstar Financial Group Inc. (MI)	19	1,598,095	0.55
21	KeyCorp (OH)	18	1,390,373	0.47
22	Fentura Financial Inc. (MI)	21	1,380,014	0.47
23	Southern Michigan Bancorp Inc. (MI)	19	1,187,875	0.41
24	Canadian Imperial Bk Commerce	1	1,150,826	0.39
25	CNB Community Bancorp Inc. (MI)	16	1,068,732	0.36
	Total for Institutions in Market	2,016	292,999,315	100.00

Source: S&P Capital IQ Pro
1 5-year CAGR between 2018 and 2023; 5-year median metrics between 2019 and 2023
2 Pro Forma deposit market share data is as of June 30, 2023, and is pro forma for pending transactions as of July 24, 2024
3 See appendix for non-GAAP reconciliation
Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items

6

 7  Source: S&P Capital IQ Pro  A COMBINATION OF TWO 125+ YEAR FINANCIAL INSTITUTIONS  2006   Acquisition of Valley Ridge Financial Corporation  1987 - 1988   Name changes to The State Bank & Fentura Financial, Inc. is formed  2019   Acquisition of County Bank Corp  2016   Acquisition of Community State Bank  2019   Bank assets Surpass $1B  2019   Bank assets Surpass $1B  2020   Uplisted to NASDAQ  &  Acquisition of Community Shores  2021   Acquisition of Farmers Bank of Munith  ChoiceOne Bank  Est. 1898  The State Bank Est. 1898  1898   250+ Years Combined Banking History

 8  I. 125+ year franchise built over time in stable markets      II. Attractive commercial loan portfolio boasting strong historical credit quality      III. Culture of customer service and community commitment      IV. Strong deposit franchise with attractive cost of funds      V. Competitive technology offering      VI. Diverse shareholder base featuring local ownership      VII. Experienced management team and board of directors with working knowledge of local markets      VIII. Dedicated to communities with thousands of volunteering hours and millions of dollars donated      IX. Proven track record of strong organic growth and successful acquisition integration      X. A strong history of investment in their employees and their families      XI. Award winning community bank      A COMBINATION OF TWO SIMILAR LONG STANDING COMMUNITY BANKS

FINANCIALLY COMPELLING STRATEGIC EXPANSION

PRUDENT TRANSACTION RATIONALE

Proven M&A Strategy	• The proposed transaction will be COFS' third in the last six years • COFS management has recent experience successfully integrating acquisitions, combining cultures and recognizing prudent cost savings
Logical Expansion into Familiar and Strategically Compelling Markets	• FETM presents a logical fill-in opportunity that helps bridge the gap between COFS' existing eastern and western Michigan markets • COFS will continue to nurture the customer base that FETM has cultivated over its rich 125-year history • The proposed combination will strengthen COFS' presence in the suburbs of Detroit while adding the markets of Flint and Saginaw
Merger with a High-Performing Bank with a Strong Credit Profile	• FETM has delivered consistently strong operating performance and maintained excellent asset quality • FETM 5-Year medians: Core ROAA: 1.24%, Core ROATCE: 13.97%, NPAs / Assets: 0.30%, NCOs / Loans: 0.02%[1]
Financially Attractive Transaction	• Expected EPS accretion of >30%[2,4] in 2025 and >25%[2,4] in 2026 • COFS is and will remain "Well-Capitalized" for regulatory purposes before and after the completion of the proposed transaction • Manageable TBV dilution with an attractive earnback of less than 3 years using conservative assumptions

EXPECTED FINANCIAL IMPACT[2]

GAAP Metrics	Excluding Rate Marks[3]
>30% 2025 EPS Accretion[4]	**3%** 2025 EPS Accretion[4]
18.2% TBV Dilution	**5.5%** TBV Dilution
< 3 Years TBV Dilution Earnback	**< 2 Years** TBV Dilution Earnback

1 5-year median metrics between 2019 and 2023; see appendix for non-GAAP reconciliation
2 Inclusive of the $30.0 million gross common stock offering announced simultaneously with the announcement of the proposed merger (excluding any exercise of the underwriter's overallotment option to purchase additional shares)
3 Excluded rate marks include: HTM securities, loans, borrowings and trust preferred
4 For illustrative purposes, assumes transaction closes on January 1, 2025, cost savings are 75% phased-in and excludes one-time deal costs
Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items

9

 10  Capital Estimate  Consolidated  Bank-Level  All Figures in % Terms  Closing  2025E  2026E  Closing  2025E  2026E  TCE / TA  6.2  7.2  8.1  7.3  8.2  9.1  CET1 Ratio  9.5  10.8  11.9  11.0  12.2  13.3  Tier 1 Ratio  10.0  11.3  12.4  11.0  12.2  13.3  Total Capital Ratio  11.8  12.9  13.9  11.8  12.9  13.9  Leverage Ratio  7.6  8.6  9.4  8.4  9.3  10.1  CRE / Total Capital Ratio  297.5  276.7  261.1  297.5  276.8  261.3  6.2  7.2  8.1  7.3  8.2  9.1  11.9  11.0  12.2  13.3  10.0  11.3  12.4  11.8  12.9  9.5  7.6  10.8  8.6  13.9  11.8  12.9  13.9  9.4  8.4  9.3  10.1  Closing  2025E  2026E  Closing  2025E  2026E  TCE / TA  CET1 Ratio  Tier 1 Ratio  Total Capital Ratio  Leverage Ratio  1 Projected capital ratios include the impact of the $30.0 million gross common stock offering announced simultaneously with the  announcement of the proposed merger (excluding any exercise of the underwriter’s overallotment option to purchase additional shares)  Note: For illustrative purposes, assumes transaction closes on January 1, 2025  STRONG RATIOS AT CLOSING AND EXPECTED CAPITAL APPRECIATION  P R O J E C T E D B AN K - L E V E L C AP I TAL  P R O J E C T E D C O N S O L I D AT E D C AP I TAL

 11  1 Transaction multiples as of July 24, 2024  Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items  TRANSACTION OVERVIEW  Transaction Structure  Fentura Financial, Inc. to merge into ChoiceOne Financial Services, Inc.; followed by the merger of The State Bank into ChoiceOne Bank  100% stock consideration (shares issued in exchange for the approximately 38,020 FETM shares held by the ESOP will be redeemed by COFS for cash subsequent to closing)  Fixed exchange ratio of 1.35 COFS shares for each FETM share, subject to adjustment  Transaction Value & Multiples1  Aggregate Transaction Value: approximately $180.4 million  Per Share Consideration: approximately $40.18 (33.9% market premium)  Price / Tangible Book Value Per Share of 134.6%  Price / LTM Core EPS of 14.3x  Personnel and Projected Ownership  COFS CEO, President, CFO, and Chief Lender will be staying in their current roles  The majority of FETM Senior Management is expected to assume leadership roles within ChoiceOne Bank  Two FETM directors to be added to the COFS board for a combined total of 15  Two additional FETM directors to be added to the ChoiceOne Bank board for a combined total of 17  Projected ownership of approximately 51% COFS / 41% FETM; new shares issued in the common stock offering will account for the remaining 8%  Expected Timing &  Approvals  Anticipated closing during the first quarter of 2025  Subject to the receipt of COFS and FETM shareholder approvals and required regulatory approvals and other customary closing conditions

FETM: STRONG CREDIT PROFILE AND COMPREHENSIVE DUE DILIGENCE PROCESS

FETM NET CHARGE-OFFS / AVERAGE LOANS



0.00%
0.05%
0.02%
0.05%
-0.04%
0.05%
2019
2020
2021
2022
2023
Q2'24

FETM NPAS / ASSETS



0.30%
0.77%
0.15%
0.16%
0.35%
0.56%
2019
2020
2021
2022
2023
Q2'24

DUE DILIGENCE OVERVIEW

- Discussions were collaborative and completed with the common goal of structuring a shareholder-oriented transaction that positions the combined company for future success.
- The comprehensive due diligence process was completed over the course of several months with the full support of each company's management team and board of directors.
- COFS hired an independent third-party loan review firm to assist with its due diligence.
- COFS is an experienced acquiror with a track record of successful integration.
- On a combined basis, > 50% of the combined company's balance sheet, including ~ 50% of the combined loan portfolio, will be marked to market, creating significant flexibility and liquidity while reducing interest rate risk going forward.

THOROUGH CREDIT REVIEW PROCESS

- Scope of the credit review included:
  - > 60% of the total loan portfolio
  - All loans greater than $1.0 million
  - All substandard, past due, or nonaccrual loans
  - All loans with an internal loan rating over 4 (satisfactory - acceptable – monitor, special mention, substandard, doubtful, loss)
  - All significant commercial lines of credit
  - Large population of retail mortgages and HELOCs
- Additional focus on underwriting standards and credit culture

Source: S&P Capital IQ Pro

12

 13  Transaction Accounts 52.3%  MMDA +  Savings 28.3%  Retail Time (<$100K) 6.9%  Jumbo Time (>$100K) 12.5%  $2.1B  Deposits  Transaction Accounts 42.7%  MMDA +  Savings 34.5%  Noninterest- bearing Deposits 24.3%  Retail Time (<$100K) 9.4%  Jumbo Time (>$100K) 13.3%  Noninterest- bearing Deposits 28.3%  $1.4B  Deposits  Transaction Accounts 48.5%  MMDA +  Savings  30.8%  Retail Time (<$100K) 7.9%  Jumbo Time (>$100K) 12.8%  Noninterest- bearing Deposits 26.3%  $3.6B  Deposits  Source: Based on internal COFS & FETM documents as of June 30, 2024  MRQ & COMBINED DEPOSIT COMPOSITION  C O F S F E T M  C O M B I N E D  Cost of Deposits  1.56%  Cost of Funds  1.92%  Core Deposits  87.5%  Cost of Deposits  2.21%  Cost of Funds  2.40%  Core Deposits  86.7%  Cost of Deposits  1.82%  Cost of Funds  2.11%  Core Deposits  87.2%

 14  1-4 Family  14.3%  MultiFamily & CRE 55.9%  Consumer 8.5%  Commercial 18.7%  Other 2.5%  $1.4B  Loans  1-4 Family  28.7%  MultiFamily & CRE 59.2%  Consumer 3.9%  Commercial 8.2%  $1.5B  Loans  1-4 Family  21.5%  MultiFamily & CRE 57.6%  Consumer 6.2%  Commercial 13.4%  Other 1.3%  $2.9B  Loans  Source: Based on internal COFS & FETM documents as of June 30, 2024  MRQ & COMBINED LOAN COMPOSITION  C O F S F E T M  C O M B I N E D  Yield on Loans  6.16%  Loans / Deposits  67.6%  Yield on Loans  5.38%  Loans / Deposits  102.3%  Yield on Loans  5.77%  Loans / Deposits  81.5%

 15  Gov.  Guarantee  16.5%  Net Lease 16.3%  Owner Occupied 14.9%  Retail Strip 12.3%  Special-Use 8.2%  Office 7.2%  Multi-Family  6.2%  1-4 Family  4.3%  Self Storage 3.8%  Medical Office 2.9%  Industrial 2.7%  Retail 2.0%  Mixed Use 2.0%  Land & Construction 0.8%  $864.2 MM  CRE Loans  Source: Based on internal FETM documents as of June 30, 2024  FETM: COMMERCIAL REAL ESTATE PORTFOLIO DETAILS  C R E C O M P O S I T I O N D I V E R S I F I E D C R E P O R T F O L I O  C O N S E RVAT I V E U N D E RW R I T I N G S TAN D AR D S  $10.8MM  Largest Loan  $1.2MM  Average Loan Size  6.02%  Top 10 Relationships  / Total Loans  52.8%  Average Loan to Value  1.86x  Average Debt Service Coverage Ratio  0.01%  Non-Accrual CRE Loans  / Total Loans

 16  C O M PA R I S O N W I T H $ 1 B - $ 1 0 B M I D W E S T P E E R S 1  LT M C O R E R E T U R N O N AV E R A G E A S S E T S ( % ) 2  2.50  2.00  1.50  1.00  0.50  0.00  LT M C O R E R E T U R N O N AV E R A G E TA N G I B L E C O M M O N E Q U I T Y ( % ) 2  60.00  50.00  40.00  30.00  20.00  10.00  0.00  Source: S&P Capital IQ Pro as of July 24, 2024  Peers include all Midwest banks with between $1B - $10B in total assets traded on major exchanges  Projected profitability includes the impact of the $30.0 million gross common stock offering announced simultaneously with the  announcement of the proposed merger (excluding any exercise of the underwriter’s overallotment option to purchase additional shares)  Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items  COFS: PROFITABILITY DRIVEN BY STRONG INCOME ACCRETION  Median  COFS Standalone  COFS Projected 2025

 17  Earnings, Synergies & Cost Savings  Net income for COFS based on consensus analyst estimates  Net income for FETM based on management estimates  Cost savings of 28% of FETM’s noninterest expense base (75% realized in 2025, 100% thereafter) inclusive of 3% savings identified within COFS’ non-interest  expense base  Revenue synergies are expected but not modeled (higher lending limit, etc.)  Loan Mark & CECL  $19.0 million gross loan credit mark or 1.30% of FETM’s total loans  $7.6 million (40%) allocated to purchase credit deteriorated (PCD) loans  $11.4 million (60%) allocated to non-PCD loans (accreted into earnings over 4 years using sum-of-years-digits amortization)  Day two CECL reserve of $11.4 million non-PCD credit mark  Transaction Expenses & CDI  Pre-tax one-time expenses of $18.7 million reflected in projected tangible book value per share at closing  An incremental $1.6 million of capitalized expense is associated with branch renovations  Core deposit intangible of 3.50% of FETM's core deposits (amortized over 10 years using sum-of-years-digits)  FMV Assumptions & Other  $53.8 million or 3.68% interest rate write-down on FETM loans (accreted into earnings following a third-party amortization schedule)  $1.0 million pre-tax write-down on FHLB borrowings (amortized over 3 years, straight-line)  $4.0 million pre-tax write-up on PP&E (amortized over 20 years, straight-line)  $2.0 million pre-tax write-down on trust preferred securities (amortized over the remaining life of the instruments, straight-line)  $30.0 million gross common equity raised at $25.00 per share (excluding overallotment)  Excess cash and net proceeds from the sale of FETM’s investment securities are used to repay higher-cost liabilities  FINANCIAL ASSUMPTIONS

 18  Issuer  ChoiceOne Financial Services, Inc. (the “Company”)  NASDAQ Symbol  COFS  Issuance Type  Registered underwritten follow-on offering of shares of common stock, no par value per share, of the Company  Base Offering Size  $30.0 million or 1.2 million shares (excluding overallotment)  Overallotment Option  15% (all primary shares)  Use of Proceeds  General corporate purposes including supplementing regulatory capital ratios post-FETM merger and organic growth  Lockup Period  90 days for directors and executive officers of the Company  Sole Underwriter  D.A. Davidson & Co.  COMMON EQUITY OFFERING TERM SHEET

 19  $0.6  $0.7  $0.7  $1.7  $2.4  $2.4  $2.6  $2.6  $0.7  $1.8  $0.6  $0.7  $1.4  $1.9  $0.2  $2.4  $2.4  $2.6  $4.4  2017  2018  2019  2020  2021  2022  2023  Q2'24  COFS Assets ($B)  Acquired Assets ($B)  Source: S&P Capital IQ Pro  1 Assumes combined assets for COFS and FETM as of June 30, 2024  COFS: EXPERIENCED ACQUIROR  TO TAL AS S E T S

 20  A Strong Presence in Great Markets    Expanded Growth Opportunities for Both Banks’ Employees    Strong Projected Profitability    A Deeper Management Team    A WINNING COMBINATION  Excellent Asset Quality    Greater Shareholder Liquidity    An Enhanced Ability to Serve Customers and Compete  

FETM: NON-GAAP RECONCILIATIONS

($ in 000's, unless otherwise indicated)	As of December 31,						MRQ
	2019	2020	2021	2022	2023		Q2'24
Tangible common equity to tangible assets							
Total common stockholders' equity	$101,444	$115,868	$124,455	$126,087	$138,702		$143,301
Less: Goodwill	3,219	3,219	8,853	8,853	8,853		8,853
Less: Other intangible assets	902	541	1,266	836	533		444
Tangible common equity (A)	97,323	112,108	114,336	116,398	129,316		134,004
Total Assets	1,034,759	1,251,446	1,417,785	1,688,863	1,738,952		1,756,629
Less: Goodwill	3,219	3,219	8,853	8,853	8,853		8,853
Less: Other intangible assets	902	541	1,266	836	533		444
Tangible assets (B)	1,030,638	1,247,686	1,407,666	1,679,174	1,729,566		1,747,332
Tangible common equity to tangible assets (A)/(B)	9.4%	9.0%	8.1%	6.9%	7.5%		7.7%
Tangible common equity per common share							
Total common stockholders' equity	101,444	115,868	124,455	126,087	138,702		143,301
Less: Goodwill	3,219	3,219	8,853	8,853	8,853		8,853
Less: Other intangible assets	902	541	1,266	836	533		444
Tangible common equity (C)	97,323	112,108	114,336	116,398	129,316		134,004
Common shares outstanding (D) (actual)	4,664,369	4,694,275	4,496,701	4,439,725	4,470,871		4,490,087
Tangible common equity per common share (C)/(D) ($)	$20.87	$23.88	$25.43	$26.22	$28.92		$29.84

21

FETM: NON-GAAP RECONCILIATIONS (CONTINUED)

($ in 000's, unless otherwise indicated)	*For the Year Ended December 31,*					5-Year	LTM
	2019	2020	2021	2022	2023	Median	Q2'24
Return on average tangible common equity							
Net Income	$11,578	$15,464	$16,579	$14,933	$14,629		$12,329
Add: Intangible amortization expense (net of tax)	356	285	213	340	239		190
Net Income, excluding intangible amortization expense (E)	11,934	15,749	16,792	15,273	14,868		12,519
Average total equity	96,358	110,094	122,629	121,422	131,341		137,695
Less: Average goodwill	3,219	3,219	3,923	8,853	8,853		8,853
Less: Average other intangible assets	1,128	722	530	1,051	684		549
Average tangible common equity (F)	92,011	106,153	118,175	111,518	121,804		128,293
Return on average tangible common equity (E)/(F)	12.97%	14.84%	14.21%	13.70%	12.21%	13.70%	9.76%
Core return metrics							
Net Income	11,578	15,464	16,579	14,933	14,629		12,329
Less: Change in the fair value of equity securities and other (net of tax)	36	15	(24)	(92)	10		1
Less: Nonrecurring income (expense) (net of tax)	0	(788)	(228)	(213)	(413)		0
Add: Intangible amortization expense (net of tax)	356	285	213	340	239		190
Core net income (G)	11,899	16,523	17,045	15,578	15,271		12,518
Core return on average tangible common equity (G)/(F)	12.93%	15.56%	14.42%	13.97%	12.54%	13.97%	9.76%

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Note: Adjustments net of tax assume a 21% tax rate